SECOND AMENDMENT AND FOREBEARANCE AGREEMENT
                  -------------------------------------------

              SECOND AMENDMENT AND FORBEARANCE AGREEMENT, dated as of
June 19, 1997 (this "Amendment"), to the Loan Agreement referred to below by and among AID AUTO STORES, INC., a Delaware corporation ("Borrower"), the SUBSIDIARY GUARANTORS LISTED ON THE SIGNATURE PAGES HEREOF and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                           W I T N E S S E T H
                           - - - - - - - - - -
             WHEREAS, Borrower, Subsidiary Guarantors and Lender are parties to that certain Loan and Security Agreement, dated as of October 1, 1996 (as amended, supplemented or otherwise modified from time to time, the ("Loan Agreement"); and

            WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement in the manner, and on the terms and conditions provided for herein;


            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

            2. Amendment to the Loan Agreement. The Loan Agreement is hereby amended as of the Amendment Effective Date as follows:

           (a) Recital A of the Loan Agreement is hereby amended to change the reference to "3.0%" under the caption "Revolving Credit Rate" to read "3.0% and, if Borrower has not received an Acceptable Refinance Commitment
    Letter on or Prior to July 15, 1997, at any time after July 15, 1997, 5.0%."

           (b) Section 1.2 (b) of the Loan Agreement is hereby amended to add a new sentence at the end thereof to read as follows: "Notwithstanding the foregoing, in the event that on or prior to September 30, 1997, pursuant to this Section 1.2 (b), Borrower voluntarily terminates Borrower's right to receive and Lender's obligation to make Revolving Credit Advances and prepays all of the Obligations, the Prepayment Fee shall be limited to $175,000."

           (c) Section 1.5 (a) of the Loan Agreement is hereby amended to change the reference to "three percent (3.0%)" to read "three percent (3.0%)and, if Borrower has not received an Acceptable Refinance Commitment Letter on or prior to July 15, 1997, at any time after July 15, 1997, five percent (5.0%)."

           (d)   Article 3 of the Loan Agreement is amended to add a new
     Section 3.29 at the end thereof to read as follows:

           "3.29 Consultant. If Borrower has not received an Acceptable Refinance Commitment Letter on or prior to July 15, 1997, no later than July 18, 1997 Borrower at Borrower's cost and expense shall engage until the Termination Date a turnaround management consultant to advise the Borrower on day-to-day operations, cash flow management, systems implementation and capital structure, which consultant shall be reasonable acceptable Lender."

           (e) Schedule A of the Loan Agreement is hereby amended to add in the appropriate alphabetical order a new definition thereto to read as follows:

           "Acceptable Refinance Commitment Letter" shall mean a written commitment letter, an executed copy of which has been delivered to Lender by Borrower, in form and substance acceptable to Lender issued by a financial inistitution acceptable to Lender and accepted by Borrower pursuant to which such financial institution has issued its commitment (which commitment may be subject to additional reasonable due diligence) to the Borrower to provide to Borrower a credit facility in an amount sufficient to refinance all of the Obligations on or prior to September 30, 1997. In the event any such commitment letter is not acceptable to Lender, Lender shall promptly advise Borrower of the specific reasons it is not acceptable.

          3.   Forbearance.   Lender hereby agrees as of the Amendment Effective
Date to forbear until August 31, 1997 (which date shall be extended to September 30, 1997 if prior to August 31, 1997 Borrower shall have given
Lender written notice of such extension and paid to Lender a non-refundable extension fee of $5,000) (the "Forbearance Period") from exercising any rights or remedies under Section 8.2 of the Loan Agreement arising solely out of the Event of Default under Section 8.1 (d) of the Loan Agreement relating to various Notices of Revolving Credit Advance delivered by Borrower to Lender during the months of March and April, 1997. Borrower and each Credit Party executing this Agreement acknowledges and agrees that (i) the Event of Default specified in the preceding sentence has occurred and is continuing and (ii) upon expiration of the Forbearance Period the forbearance provided under this Section 3 shall terminate and Lender shall have the right to exercise any and all rights and remedies under Section 8.2 of the Loan Agreement arising out of such Event of Default.

          4. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower and any other Credit Party executing this amendment hereby represents and warrants that:

         (a) The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party's corporate power and have been duly authorized by all necessary corporate shareholder action.

         (b) This Amendment has been duly executed and delivered by or on behalf of each Credit party.

         (c) This Amendment constitutes a legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         (d) Other than as described in Section 3 above, no Default has occurred and is continuing.

          5. No Other Amendments; No Waivers. Except as expressly amended in Section 2 hereof, the Loan Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. In addition, except for the forbearance expressly provided in Section 3 hereof, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document or a forbearance by Lender with respect to any right or remedy which Lender may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which Lender may now have or may have in the future under or in connection with Loan Document or under or in connection with any Default under the Loan Documents.

          6. Outstanding Indebtedness; Waiver of Claims. Borrower hereby acknowledges and agrees that as of June 17, 1997 the aggregate outstanding principal amount of the Revolving Credit Loan is $8,121,166.79 and that such principal amount is payable pursuant to the Loan Agreement, as amended hereby, without defense, offset, withholding, counterclaim or deduction of any kind. Borrower and each other Credit Party executing this Amendment hereby waives, releases, remises and forever discharges Lender and each other Indemnified Person from any and all Claims of any kind or character, known, or unknown, which Borrower or any other Credit Party ever had, now has or might hereafter have against Lender which relates, directly or indirectly, to any acts or omissions of Lender or any other Indemnified Person on or prior to the Amendment Effective Date.

         7. Expenses. Borrower hereby reconfirms its obligations pursuant to Section 10.2 of the Loan Agreement to pay and reimburse Lender for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this amendment and all other documents and instruments delivered in connection herewith.

         8. Effectiveness. This Amendment shall become effective as of June 19, 1997 (the "Amendment Effective Date") only upon satisfaction in full in the judgment of the Lender of each of the following conditions on or prior to June 20, 1997:

         (a) Documents. Lender shall have received two original copies of this Amendment duly executed and delivered by Lender, Borrower and the other Credit parties listed on the signature pages hereof.

         (b) Guarantee. Lender shall have received two original copies of an unconditional guarantee of payment of the Obligations in the form of Exhibit A attached hereto duly executed and delivered by Philip L. Stephen.

         (c) Payment of Amendment Fee. Borrower shall have paid to Lender a non-refundable amendment fee of $25,000.

         (d) Board Resolutions. A certificate of the Secretary of Borrower certifying the resolutions adopted by the Board of Directors of Borrower approving this Amendment. Borrower shall provide to Lender no later than June 27, 1997 certificate of the Secretary of Borrower certifying the resolutions adopted by the Board of Directors of each Credit Party (other than Borrower) executing this Amendment approving this Amendment and failure to comply with the foregoing shall constitute an Event of Default.

        (e) Representations and Warranties. All representations and warranties of or on behalf of the Credit Parties in this amendment and all their other Loan Documents shall be true and correct in all respects with the same effect as though such representations and warranties had been made on and as of the date hereof and on and as of the date that the other conditions precedent in this Section 8 have been satisfied, except to the extent that any such representation or warranty expressly relates to an earlier date or except as expressly identified in Section 3 hereof.

        In the event that each of the foregoing conditions precedent has not been satisfied on or prior to June 20, 1997, this Amendment shall become, upon written notice by Lender to Borrower, null and void and of no force or effect.

         9. GOVERNING LAW. THIS AMENDEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        10. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                      BORROWER:
                                      --------


                                      AID AUTO STORES, INC.

                               By:    /s/ Philip L. Stephen
                                      -----------------------------
                                      Name:  Philip L. Stephen
                                      Title: President



                                      LENDER:

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION

                              By:     /s/Steven Sanicola
                                      -----------------------------
                                      Name:  Steven Sanicola
                                      Title: Duly Authorized Signatory



                                      SUBSIDIARY GUARANTORS:

                                      AMES AUTOMOTIVE WAREHOUSE
                                      INC.

                              By:     /s/Philip L. Stephen
                                      ------------------------------
                                      Name:  Philip L. Stephen
                                      Title: President


                                      PERFECT CHOICE AUTOMOTIVE
                                      PRODUCTS, INC.

                              By:     /s/Greg M. Stephen
                                      -----------------------------
                                      Name:  Greg M. Stephen
                                      Title: President


                                      AID FLATLANDS AVENUE,INC.

                              By:     /s/Philip L. Stephen
                                      -----------------------------
                                      Name:  Philip L. Stephen
                                      Title: President


                                      WHITE PLAINS AID, INC.

                              By:     /s/Philip L. Stephen
                                      -----------------------------
                                      Name:  Philip L. Stephen
                                      Title: President


                                      BELLMORE AID, INC.

                              By:     /s/Philip L. Stephen
                                      -----------------------------
                                      Name:  Philip L. Stephen
                                      Title: President


                                      BETHPAGE SUPERSTORE AID
                                      AUTO, INC.

                              By:     /s/Philip L. Stephen
                                      ----------------------------
                                      Name:  Philip L. Stephen
                                      Title: President


                                      NORTH BABYLON SUPERSTORE
                                      AID AUTO, INC.

                              By:     /s/Philip L. Stephen
                                      ----------------------------
                                      Name:  Philip L. Stephen
                                      Title: President


                                      OCEANSIDE SUPERSTORE AID
                                      AUTO, INC.

                             By:      /s/Philip L. Stephen
                                      ----------------------------
                                      Name:  Philip L. Stephen
                                      Title: President


                                      JERSEY CITY AID AUTO, INC.

                             By:      /s/Philip L. Stephen
                                      -----------------------------
                                      Name:  Philip L. Stephen
                                      Title: President


                                      HILLSIDE AVENUE AID, INC.

                             By:      /s/Philip L. Stephen
                                      -------------------------------
                                      Name:  Philip L. Stephen
                                      Title: President


                                      GLEN COVE SUPERSTORE AID
                                      AUTO, INC.

                             By:      /s/Philip L. Stephen
                                      ------------------------------
                                      Name:  Philip L. Stephen
                                      Title: President


                                      AID 1715 FLATBUSH, INC.

                             By:      /s/Philip L. Stephen
                                      ------------------------------
                                      Name:  Philip L. Stephen
                                      Title: President


                                      CAMBRIA HEIGHTS AID, INC.

                             By:      /s/Philip L. Stephen
                                      -------------------------------
                                      Name:  Philip L. Stephen
                                      Title: President